------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 24, 2004

                     J.P. Morgan Acceptance Corporation I
                      J.P. Morgan Mortgage Trust 2004-A6
              Mortgage Pass-Through Certificates, Series 2004-A6

                     J.P. MORGAN ACCEPTANCE CORPORATION I
                     ------------------------------------

            (Exact name of registrant as specified in its charter)

          Delaware                     333-109775               13-3475488
     -----------------                 ------------         -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


   270 Park Avenue
  New York, New York                                       10017
----------------------                                   ----------
  (Address of Principal                                  (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 834-3861

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events.
---------     ------------

Item 8.01.    Other Events.
----------    ------------

      On November 24, 2004, J.P. Morgan Acceptance Corporation I (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and Wachovia Bank, National Association, as trustee (the "Trustee"), providing for the issuance of J.P. Morgan Mortgage Trust 2004-A6 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9     Financial Statements and Exhibits.
---------     ---------------------------------

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a) Financial statements of businesses acquired:

    Not applicable.

(b) Pro forma financial information:

    Not applicable.

(c) Exhibits:

Exhibit No.    Description

99.1 The Pooling and Servicing Agreement, dated as of November 1, 2004, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 8, 2004

                                   J.P. MORGAN ACCEPTANCE CORPORATION I


                                   By: /s/ Jonathan Davis
                                       ---------------------------------
                                      Name:   Jonathan Davis
                                      Title:  Vice President

                                 EXHIBIT INDEX
                                 -------------

           The following exhibits are filed herewith:

Exhibit No.                                                Page No.
-----------                                                --------

99.1       Pooling and Servicing Agreement, dated as of       5
           November 1, 2004, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.